                                                             Exhibit 99
[BankAmerica Corporation logo appears here]

BankAmerica Corporation                                            News

                                                            For release:





Contact:  Peter Magnani
          (415) 953-2418

              BANKAMERICA FOURTH QUARTER EARNINGS

   SAN FRANCISCO, January 17, 1996 -- BankAmerica Corporation
(BAC) today reported record earnings per share for 1995 of $6.49, an increase of 21 percent from $5.36 in 1994. In addition, BAC earned a record $2,664 million in net income for 1995, up 22 percent from the amount reported in 1994. The return on average common equity for 1995 was 14.58 percent, an increase of 138 basis points from 1994.

   Included in 1995 annual results were fourth-quarter earnings per share of $1.74, based on quarterly earnings of $704 million.
Earnings per share for the fourth quarter of 1994 were $1.41, based on quarterly earnings of $591 million.

    "The fourth quarter of 1995 capped a very successful year for BankAmerica Corporation," Chief Executive Officer David A.
Coulter said. "Our two most important performance measures -- earnings per share and return on common equity -- both improved substantially in 1995. We will continue to focus on these measures in 1996."

FINANCIAL HIGHLIGHTS

 .    Net interest income was up $125 million, or 6 percent, from the amount reported for the fourth quarter of 1994. This growth was primarily attributable to a $13.3 billion, or 10 percent, increase in average loans, as BAC experienced broad-based growth in the loan portfolio. BAC's net interest margin for the fourth quarter was 4.44 percent, compared with 4.53 percent in the same period a year ago.





                              - more -

 .    Noninterest income increased $110 million from the fourth
     quarter of 1994 primarily due to improved results from trading and venture capital activities of $61 million and $53 million, respectively. Other income for the fourth quarter of 1995 included a $36 million gain associated with the completed components of the previously announced divestiture of BAC's institutional trust and securities services business.

 .    Noninterest expense was unchanged from the fourth quarter of
     1994.

 .    The provision for credit losses was $130 million, compared with $100 million for the fourth quarter of 1994.
     Nonaccrual assets increased $36 million from their September 30, 1995 level, but declined $189 million from year-end 1994.

 .    In connection with its previously announced stock repurchase program, BAC repurchased 3.6 million shares of its common stock during the fourth quarter of 1995 at an average per-share price of $61.93, which reduced common stockholders' equity by $222 million. These shares were repurchased on the open market over 29 trading days and represented approximately 9 percent of the total volume of BAC common stock traded on those days. BAC's year-to-date common stock repurchases under this program totaled 16.6 million shares at an average per-share price of $53.83, which reduced common stockholders' equity by $894 million.

                      (end of text, tables follow)


      Look for this earnings report on BankAmerica's home page on the Internet @ http://www.BankAmerica.com.

               BankAmerica Corporation and Subsidiaries
                          Financial Highlights


  BankAmerica Corporation's (BAC) financial information set forth in the following tables reflects the effects of the merger with Continental Bank Corporation subsequent to its consummation on August 31, 1994.


                                  Table 1
                  Summary of Results and Statistical Data

                                             Fourth      Third      Fourth
   (dollar amounts in millions,             Quarter    Quarter     Quarter
   except per share data)                      1995       1995        1994
                                            -------    -------     -------

 1 Net income                                $  704      $ 704       $ 591
 2 Earnings per common and common
     equivalent share                          1.74       1.72        1.41
 3 Earnings per common share -
     assuming full dilution                    1.74       1.72        1.40
   Rate of return (based
     on net income) on:
 4   Average total assets                      1.20%      1.21%       1.09%
 5   Average common equity                    14.96      15.09       13.24
 6 Net interest margin/a/                      4.44       4.52        4.53

 7 Full-time-equivalent staff
     at period end (in thousands)              79.9       80.2        82.1
 8 Employees at period
     end (in thousands)                        95.3       95.5        98.6

                                                                Year Ended
                                                               December 31
                                                         -----------------
                                                           1995       1994
                                                         ------     ------
 9 Net income                                            $2,664     $2,176
10 Earnings per common and common
     equivalent share                                      6.49       5.36
11 Earnings per common share -
     assuming full dilution                                6.45       5.33

   Rate of return (based
     on net income) on:
12   Average total assets                                  1.17%     1.08%
13   Average common equity                                14.58     13.20
14 Net interest margin/a/                                  4.51      4.50

-------------------------------------------------------------------------
/a/ The net interest margin is computed on a taxable-equivalent basis.
    The taxable-equivalent basis adjustments to net interest income were $5 million, $7 million, and $7 million for the fourth quarter of 1995, the third quarter of 1995, and the fourth quarter of 1994, respectively, and $25 million and $24 million for the years ended December 31, 1995 and 1994, respectively.

                  BankAmerica Corporation and Subsidiaries
                          Financial Highlights


                                 Table 2
                          Stock and Capital Data

    (dollar amounts in millions,             Dec. 31     Sept. 30    Dec. 31
    except per share data)                      1995         1995       1994
                                            --------    ---------   --------
 1 Book value per common share                $47.90       $46.59     $42.63
   Common stock cash dividends:
 2   Quarter ended                               169          171        149
 3   Year-to-date                                684          515        571
   Preferred stock cash dividends:
 4   Quarter ended                                53           56         67
 5   Year-to-date                                227          174        248
 6 Number of common shares out-
     standing (in thousands)                 367,447      369,998    371,182
   Average number of common and common
     equivalent shares outstanding
     (in thousands):
 7   Quarter ended                           374,283      376,643    373,922
 8   Year-to-date                            375,556      375,980    359,793
   Average number of common shares
     outstanding - assuming full
     dilution (in thousands):
 9   Quarter ended                           374,669      377,421    379,402
10   Year-to-date                            378,103      379,248    365,274
11 Common equity to total assets                7.57%        7.50%      7.34%
12 Total risk-based capital ratio              11.40/a/     11.47      11.69
13 Tier 1 risk-based capital ratio              7.30/a/      7.26       7.27
14 Total risk-based capital                 $ 23,433/a/  $ 23,017   $ 21,953
15 Risk-weighted assets                      205,433/a/   200,664    187,810
16 Tier 1 risk-based capital                  14,991/a/    14,560     13,658

---------------------------------------------------------------------------
 /a/  Amounts are preliminary.

===========================================================================


                                  Table 3
                 Selected Average Balance Sheet Components

                                             Fourth      Third      Fourth
                                            Quarter    Quarter     Quarter
    (in millions)                              1995       1995        1994
                                           --------   --------    --------

 1  Loans                                  $151,896   $148,842    $138,576
 2  Earning assets                          192,587    190,888     177,819
 3  Total assets                            232,269    229,909     214,649
 4  Deposits                                157,300    154,982     153,121
 5  Interest-bearing liabilities            158,311    157,348     145,817
 6  Common equity                            17,239     17,032      15,702
 7  Total equity                             19,862     19,753      18,982

                 BankAmerica Corporation and Subsidiaries
                          Financial Highlights

                                 Table 4
                             Business Sectors

                                              Year Ended December 31, 1995/a/
                             ---------------------------------------------
   (dollar amounts                                        Return
   in billions except               Average    Average        on   Expense
   for net income, which        Net   Total      Total    Common        to
   is in millions)           Income  Assets   Deposits    Equity   Revenue/b/
                             ------  ------   --------    ------   -------

 1 Consumer banking          $1,159    $ 84       $ 96     18.56%    59.46%
 2 U.S. Corporate and
     international banking      873      85         37     13.06     54.89
 3 Commercial real estate       330      10          2     25.41     24.48
 4 Middle market banking        326      20          8     24.37     47.44
 5 Private banking and
     investment services         44       4          6     11.44     82.08
 6 Other                        (68)     24          5     (4.78)   112.73
                             ------    ----       ----
 7   Total                   $2,664    $227       $154     14.58%    58.08%
                             ======    ====       ====

                                             Year Ended December 31, 1994/a/
                             --------------------------------------------
                                                         Return
                                     Average    Average      on   Expense
                                Net    Total      Total  Common        to
                             Income   Assets   Deposits  Equity   Revenue/b/
                             ------  -------   --------  ------   -------

 8 Consumer banking          $  833     $ 77       $ 99   14.17%    63.26%
 9 U.S. Corporate and
     international banking      604       69         26   11.08     58.37
10 Commercial real estate       347       10          2   25.79     25.88
11 Middle market banking        265       16          8   22.12     51.50
12 Private banking and
     investment services          -        4          5       -     97.21
13 Other                        127       26          5    4.90     50.65
                             ------     ----       ----
14   Total                   $2,176     $202       $145   13.20%    60.42%
                             ======     ====       ====

---------------------------------------------------------------------------
/a/ Amounts are preliminary. For comparability purposes, both 1995 and 1994 amounts reflect BAC's business-sector allocation methodologies at December 31, 1995.
/b/ Excludes net other real estate owned expense and amortization of intangibles.

                 BankAmerica Corporation and Subsidiaries
                         Financial Highlights


                                  Table 5
                          Trading-Related Income

                                           Fourth       Third       Fourth
                                          Quarter      Quarter     Quarter
   (in millions)                             1995/a/      1995        1994
                                          -------      -------     -------
   Trading income:
 1   Interest rate                           $ 20         $ 13         $14
 2   Foreign exchange                          66           74          43
 3   Debt instruments                          29           45          (3)
                                             ----         ----         ---
 4     Total trading income                  $115         $132         $54
                                             ====         ====         ===
   Other trading-related income/b/:
 5   Interest rate                           $ 18         $  7         $(2)
 6   Foreign exchange                           9           10           1
 7   Debt instruments                          38           37          21
                                             ----         ----         ---
 8     Total other trading-related income    $ 65         $ 54         $20
                                             ====         ====        ====
                                                                Year Ended
                                                               December 31
                                                         -----------------
                                                          1995/a/     1994
                                                         -----       -----
   Trading income:
 9   Interest rate                                        $ 67        $ 63
10   Foreign exchange                                      303         237
11   Debt instruments                                      157          57
                                                          ----        ----
12     Total trading income                               $527        $357
                                                          ====        ====
   Other trading-related income/b/:
13   Interest rate                                        $ 30       $ (3)
14   Foreign exchange                                       28          7
15   Debt instruments                                      152         85
                                                          ----       ----
16     Total other trading-related income                 $210       $ 89
                                                          ====       ====

--------------------------------------------------------------------------
/a/ Detailed breakouts of total amounts are preliminary.
/b/ Primarily includes the net interest revenue and expense associated with these contracts.

               BankAmerica Corporation and Subsidiaries
                           Financial Highlights


                                  Table 6
                             Loan Outstandings

                                           Dec. 31     Sept. 30     Dec. 31
   (in millions)                              1995         1995        1994
                                          --------    ---------    --------
   Domestic
   Consumer:
 1   Residential first mortgages          $ 36,572     $ 36,082    $ 33,818
 2   Residential junior mortgages           13,777       14,162      13,589
 3   Other installment                      13,834       12,728      10,598
 4   Credit card                             9,139        8,622       8,020
 5   Other individual lines of credit        1,847        1,816       1,736
 6   Other                                     319          289         403
                                          --------     --------    --------
 7     Total consumer                       75,488       73,699      68,164

   Commercial:
 8   Commercial and industrial              32,745       31,896      28,814
 9   Loans secured by real estate           10,975       10,776      10,277
10   Construction and development
       loans secured by real estate          3,153        3,214       3,616
11   Financial institutions                  2,834        2,561       2,872
12   Lease financing                         1,927        1,910       1,814
13   Agricultural                            1,737        1,591       1,840
14   Loans for purchasing or carrying
       securities                            1,458        1,236       1,529
15   Other                                   1,574        1,409       1,623
                                          --------     --------    --------
16      Total commercial                    56,403       54,593      52,385
                                          --------     --------    --------
17        Total domestic loans             131,891      128,292     120,549

   Foreign
18 Commercial and industrial                15,003       15,314      13,496
19 Banks and other financial
     institutions                            3,386        2,795       2,516
20 Governments and official
     institutions                            1,020        1,077         896
21 Other                                     4,073        3,734       3,455
                                          --------     --------    --------
22    Total foreign loans                   23,482       22,920      20,363
                                          --------     --------    --------
23       Total Loans                      $155,373     $151,212    $140,912
                                          ========     ========    ========

               BankAmerica Corporation and Subsidiaries
                           Financial Highlights


                                  Table 7
                       Selected Credit Quality Data

                                          Dec. 31     Sept. 30     Dec. 31
   (dollar amounts in millions)              1995         1995        1994
                                          -------     --------     -------

   Nonaccrual assets:
 1   Commercial and industrial             $  619       $  683       $ 489
 2   Construction and development
       loans secured by real estate           462          271         647
 3   Commercial loans secured by real
       estate                                 280          329         347
 4   Consumer                                 385          384         382
 5   Foreign                                  145          188         215
                                           ------       ------      ------
 6       Total nonaccrual assets           $1,891/a/    $1,855/a/   $2,080
                                           ======       ======      ======
 7 Restructured loans                      $  113       $  102      $   97
 8 Loans past due 90 days or more
     and still accruing interest/b/           411          439         436
 9 Other real estate owned                    492          509         555
10 Allowance for credit losses to
     total loans                             2.29%        2.42%       2.62%
11 Allowance for credit losses to
     total nonaccrual assets               187.93       197.06      177.45
   Annualized ratio of net credit
     losses to average total loan
     outstandings:
12   Quarter ended                           0.60         0.40        0.10
13   Year-to-date                            0.40         0.33        0.37

---------------------------------------------------------------------------
  /a/ Includes $1.4 billion and $1.3 billion at Decmeber 31, 1995 and September 30, 1995, respectively, of impaired loans that are accounted for in accordance with Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," as amended, which BAC adopted effective January 1, 1995.
  /b/ Includes consumer loans of $354 million, $341 million, and $292 million at December 31, 1995, September 30, 1995, and
       December 31, 1994, respectively.

  ========================================================================

                                  Table 8
                  Analysis of Change in Nonaccrual Assets

                                  Fourth      Third     Second      First
                                 Quarter    Quarter    Quarter    Quarter
    (in millions)                   1995       1995       1995       1995
                                 -------    -------    -------    -------
 1  Balance, beginning
      of period                   $1,855     $1,962     $1,935     $2,080

    Additions:
 2  Loans placed on
      nonaccrual status              532        392        333        175

    Deductions:
 3  Sales                            (21)        (8)        (1)        (5)
 4  Restored to
      accrual status                 (70)      (151)       (86)       (92)
 5  Foreclosures                     (32)       (55)       (11)       (15)
 6  Charge-offs                      (92)       (35)       (42)       (19)
 7  Other, primarily
      payments                      (281)      (250)      (166)      (189)
                                  ------     ------     ------     ------
 8    Balance, End
        of Period                 $1,891     $1,855     $1,962     $1,935
                                  ======     ======     ======     ======

              BankAmerica Corporation and Subsidiaries
                          Financial Highlights


                                 Table 9
                     Net Credit Losses (Recoveries)

                                             Fourth      Third     Fourth
                                            Quarter    Quarter    Quarter
   (in millions)                               1995       1995       1994
                                            -------    -------    -------
   Domestic consumer:
 1   Residential first mortgages               $ 12       $ 12       $ 12
 2   Residential junior mortgages                15         16         16
 3   Credit card                                 93         91         79
 4   Other consumer                              55         43         36
   Domestic commercial:
 5   Commercial and industrial                   60          6        (10)
 6   Loans secured by real estate                 4          4         (1)
 7   Construction and development
       loans secured by real estate               3        (33)        (9)
 8   Financial institutions, lease
       financing, agricultural, and
       loans for purchasing or
       carrying securities                        3         (4)        (6)
                                               ----       ----       ----
 9       Total domestic                         245        135        117
10 Foreign                                      (14)        16        (81)
                                               ----       ----       ----
11         Total Net Credit Losses             $231       $151       $ 36
                                               ====       ====       ====

                 BankAmerica Corporation and Subsidiaries
                   Consolidated Statement of Operations

                                              Fourth     Third     Fourth
                                             Quarter   Quarter    Quarter
   (in millions)                                1995      1995       1994
                                             -------   -------    -------
   Interest Income
 1 Loans, including fees                      $3,287    $3,244     $2,796
 2 Interest-bearing deposits in banks            119       115        108
 3 Federal funds sold                              5        10         11
 4 Securities purchased under
     resale agreements                           147       160        106
 5 Trading account assets                        200       189        124
 6 Available-for-sale and held-to-
     maturity securities                         313       326        334
                                              ------    ------     ------
 7    Total interest income                    4,071     4,044      3,479

   Interest Expense
 8 Deposits                                    1,307     1,262      1,019
 9 Federal funds purchased                        35        27         15
10 Securities sold under repurchase
     agreements                                  147       154         93
11 Other short-term borrowings                   168       162         84
12 Long-term debt                                265       272        245
13 Subordinated capital notes                     12        11         11
                                              ------    ------     ------
14    Total interest expense                   1,934     1,888      1,467
                                              ------    ------     ------
15    Net interest income                      2,137     2,156      2,012
16 Provision for credit losses                   130       110        100
                                              ------    ------     ------
17    Net interest income after
        provision for credit losses            2,007     2,046      1,912

   Noninterest Income
18 Deposit account fees                          334       329        316
19 Credit card fees                               84        82         87
20 Trust fees                                     72        72         83
21 Other fees and commissions                    304       323        304
22 Trading income                                115       132         54
23 Net gain (loss) on available-
     for-sale securities                           7        17         (1)
24 Net gain on sales of assets                    29        27         28
25 Venture capital activities                     93        54         40
26 Other income                                  120       121        137
                                              ------    ------     ------
27     Total noninterest income                1,158     1,157      1,048

   Noninterest Expense
28 Salaries                                      819       839        785
29 Employee benefits                             147       195        179
30 Occupancy                                     198       185        187
31 Equipment                                     169       170        160
32 Amortization of intangibles                    99       110        107
33 Communications                                 93        89         86
34 Regulatory fees and related expenses           23         7         76
35 Other expense                                 418       398        386
                                              ------    ------     ------
36     Total noninterest expense               1,966     1,993      1,966
                                              ------    ------     ------
37       Income before income taxes            1,199     1,210        994
38 Provision for income taxes                    495       506        403
                                              ------    ------     ------
39          Net Income                        $  704    $  704     $  591
                                              ======    ======     ======

                 BankAmerica Corporation and Subsidiaries
                   Consolidated Statement of Operations

                                                               Year Ended
                                                              December 31
                                                        -----------------
   (in millions)                                           1995      1994
                                                        -------   -------
   Interest Income
 1 Loans, including fees                                $12,707   $ 9,806
 2 Interest-bearing deposits in banks                       466       325
 3 Federal funds sold                                        32        55
 4 Securities purchased under
     resale agreements                                      618       351
 5 Trading account assets                                   741       473
 6 Available-for-sale and held-to-
     maturity securities                                  1,276     1,374
                                                        -------   -------
 7     Total interest income                             15,840    12,384

   Interest Expense
 8 Deposits                                               4,923     3,337
 9 Federal funds purchased                                  131        27
10 Securities sold under repurchase
     agreements                                             581       351
11 Other short-term borrowings                              630       275
12 Long-term debt                                         1,067       810
13 Subordinated capital notes                                46        42
                                                        -------   -------
14    Total interest expense                              7,378     4,842
                                                        -------   -------
15    Net interest income                                 8,462     7,542
16 Provision for credit losses                              440       460
                                                        -------   -------
17    Net interest income after
        provision for credit losses                       8,022     7,082

   Noninterest Income
18 Deposit account fees                                   1,303     1,201
19 Credit card fees                                         315       331
20 Trust fees                                               300       285
21 Other fees and commissions                             1,269     1,111
22 Trading income                                           527       357
23 Net gain on available-for-sale
     securities                                              34        24
24 Net gain on sales of assets                               71       126
25 Venture capital activities                               337       136
26 Other income                                             390       564
                                                        -------   -------
27    Total noninterest income                            4,546     4,135

   Noninterest Expense
28 Salaries                                               3,309     2,936
29 Employee benefits                                        718       703
30 Occupancy                                                738       690
31 Equipment                                                663       589
32 Amortization of intangibles                              428       411
33 Communications                                           359       323
34 Regulatory fees and related expenses                     176       290
35 Other expense                                          1,610     1,558
                                                        -------   -------
36    Total noninterest expense                           8,001     7,500
                                                        -------   -------
37      Income before income taxes                        4,567     3,717
38 Provision for income taxes                             1,903     1,541
                                                        -------   -------
39          Net Income                                  $ 2,664   $ 2,176
                                                        =======   =======

                  BankAmerica Corporation and Subsidiaries
                         Consolidated Balance Sheet

                                            Dec. 31   Sept. 30    Dec. 31
   (in millions)                               1995       1995       1994
                                           --------   --------   --------
   Assets
 1 Cash and due from banks                 $ 14,312   $ 12,532   $ 13,578
 2 Interest-bearing deposits in banks         5,761      5,832      6,371
 3 Federal funds sold                           721        229        640
 4 Securities purchased under resale
     agreements                               4,962      6,811      5,259
 5 Trading account assets                     9,516      9,883      6,941
 6 Available-for-sale securities             12,043      9,979      9,849
 7 Held-to-maturity securities                4,656      6,927      8,167

 8 Loans                                    155,373    151,212    140,912
 9 Less: Allowance for credit losses          3,554      3,655      3,690
                                           --------   --------   --------
10   Net loans                              151,819    147,557    137,222
11 Customers' acceptance liability            2,295      2,268      1,069
12 Accrued interest receivable                1,458      1,448      1,449
13 Goodwill, net                              4,192      4,263      4,296
14 Identifiable intangibles, net              1,806      2,134      2,149
15 Unrealized gains on off-balance-
     sheet instruments                        7,801      8,843      6,267
16 Premises and equipment, net                3,985      4,011      3,955
17 Other assets                               7,119      7,209      8,263
                                           --------   --------   --------
18    Total Assets                         $232,446   $229,926   $215,475
                                           ========   ========   ========
   Liabilities & Stockholders' Equity
   Deposits in domestic offices:
19   Interest-bearing                      $ 84,097   $ 84,345   $ 90,374
20   Noninterest-bearing                     36,820     34,231     34,956
   Deposits in foreign offices:
21   Interest-bearing                        37,886     35,525     27,454
22   Noninterest-bearing                      1,691      1,536      1,610
                                           --------   --------   --------
23    Total deposits                        160,494    155,637    154,394
24 Federal funds purchased                    5,160      3,110      3,283
25 Securities sold under repurchase
     agreements                               6,383      7,187      5,505
26 Other short-term borrowings                7,627     10,289      5,053
27 Acceptances outstanding                    2,295      2,268      1,069
28 Accrued interest payable                     848        811        831
29 Unrealized losses on off-balance-
     sheet instruments                        8,227      9,547      6,571
30 Other liabilities                          5,862      5,334      4,450
31 Long-term debt                            14,723     15,277     14,823
32 Subordinated capital notes                   605        605        605
                                           --------   --------   --------
33    Total liabilities                     212,224    210,065    196,584

   Stockholders' Equity
34 Preferred stock                            2,623      2,623      3,068
35 Common stock                                 602        600        581
36 Additional paid-in capital                 8,328      8,271      7,743
37 Retained earnings                          9,606      9,133      7,854
38 Net unrealized loss on available-
     for-sale securities                          1        (51)      (326)
39 Common stock in treasury, at cost           (938)      (715)       (29)
                                           --------   --------   --------
40    Total stockholders' equity             20,222     19,861     18,891
                                           --------   --------   --------
41    Total Liabilities and
        Stockholders' Equity               $232,446   $229,926   $215,475
                                           ========   ========   ========

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